UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934
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ADVANCED SERIES TRUST

(Name of Registrant As Specified In Its Charter)
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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT
The Information Statement is available at:
http://www.annuities.prudential.com/view/page/investor/294
ADVANCED SERIES TRUST
AST J.P. Morgan Global Thematic Portfolio
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102
INFORMATION STATEMENT
November 15, 2012
To the Contract Owners:
At the quarterly meeting of the Board of Trustees (the “Board”) of the Advanced Series Trust (“AST” or the “Trust”) on September 24-26, 2012, the Board considered and approved a new sub-subadvisory agreement between J.P. Morgan Investment Management Inc. (“J.P. Morgan”) and Security Capital Research & Management Incorporated (“Security Capital”), with respect to the AST J.P. Morgan Global Thematic Portfolio (the “Portfolio”). Under the new agreement, J.P. Morgan delegates certain subadvisory duties to its affiliate, Security Capital.
This Information Statement describes the circumstances surrounding the Board’s approval of the new sub-subadvisory agreement and provides you with an overview of its terms. AST Investment Services, Inc. and Prudential Investments LLC will continue as the Portfolio’s investment managers and J.P. Morgan will continue to serve as the Portfolio’s subadviser. This Information Statement does not require any action by you. It is provided to inform you about the sub-subadvisory agreement between J.P. Morgan and Security Capital.
By order of the Board,
Deborah A. Docs
Secretary
JPMIS1
THIS IS NOT A PROXY STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT
The Information Statement is available at:
http://www.annuities.prudential.com/view/page/investor/294
ADVANCED SERIES TRUST
AST J.P. Morgan Global Thematic Portfolio
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102
INFORMATION STATEMENT
November 15, 2012
This Information Statement is being furnished in lieu of a proxy statement to shareholders of the AST J.P. Morgan Global Thematic Portfolio (the “Repositioned Portfolio”), formerly known as the AST Horizon Growth Asset Allocation Portfolio (the “Horizon Portfolio,” and when referred to collectively with the Repositioned Portfolio, the “Portfolio”), a series of the Advanced Series Trust (“AST” or the “Trust”), pursuant to the terms of an order (the “Manager of Managers Order”) issued to the Trust by the Securities and Exchange Commission (the “SEC”). The Manager of Managers Order permits the Trust's investment managers to hire new subadvisers that are not affiliated with the investment managers, to terminate subadvisory agreements, and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees of the Trust, without obtaining shareholder approval.
AST is a management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), and is organized as a Massachusetts business trust. The Portfolio is a series of the Trust.
The Trustees of AST are collectively referred to herein as the “Board” or “Trustees.” The principal executive offices of AST are located at 100 Mulberry Street, Newark, NJ 07102. AST Investment Services, Inc. (“ASTIS”) and Prudential Investments LLC (“PI” and, together with ASTIS, the “Co-Managers”) serve as the investment managers of AST.
This Information Statement relates to the approval by the Board of a new sub-subadvisory agreement between the Portfolio’s current subadviser, J.P. Morgan Investment Management Inc. (“J.P. Morgan”), and Security Capital Research & Management Incorporated (“Security Capital”), an affiliate of J.P. Morgan (the “Sub-Subadvisory Agreement”).
At the quarterly meeting of the Board on March 14-15, 2012, the Board considered and approved the termination of a subadvisory arrangement with Horizon Investments, LLC (“Horizon”) for the Horizon Portfolio and the replacement of Horizon with J.P. Morgan as the new subadviser. The Trustees also considered and approved changing the name of the Horizon Portfolio to the AST J.P. Morgan Global Thematic Portfolio.
At a meeting of the shareholders on July 2, 2012, the shareholders of the Portfolio approved an increase in the investment management fee rate paid to the Co-Managers by the Portfolio in connection with the following changes (such changes are collectively referred to herein as the “Portfolio Repositioning”):
■	termination of Horizon as the subadviser for the Portfolio;
■	retention of J.P. Morgan as the new subadviser for the Portfolio,
■	name change for the Portfolio from the AST Horizon Growth Asset Allocation Portfolio to the AST J.P. Morgan Global Thematic Portfolio; and

■	implementation of a new investment strategy for the Portfolio as described in greater detail in the Proxy Statement for the July 2nd meeting of the contract owners which was mailed to contact owners on May 15, 2012.
More information regarding the Portfolio Repositioning and J.P. Morgan was included in the proxy statement provided in connection with the shareholder meeting (the “Proxy Statement”). The Portfolio Repositioning was successfully implemented on August 20, 2012. Subsequently, at the quarterly meeting of the Board on September 24-26, 2012, the Board considered and approved the new Sub-Subadvisory Agreement between J.P. Morgan and Security Capital, under which J.P. Morgan delegates certain subadvisory duties with respect to the Portfolio to Security Capital, an affiliate of J.P. Morgan.
The Trust is providing this Information Statement to contract owners who had contract values invested in the Portfolio as of the close of business on November 14, 2012. The Co-Managers will pay for the costs associated with preparing and distributing this Information Statement to the Portfolio’s contract owners. This Information Statement will be mailed on or about November 13, 2012.
THIS IS NOT A PROXY STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

BOARD CONSIDERATION OF SUB- SUBADVISORY AGREEMENT:
As required by the 1940 Act, the Board considered the proposed Sub-Subadvisory Agreement with Security Capital, an affiliate of J.P. Morgan, with respect to the Portfolio. The Board, including all of the Independent Trustees, met on September 24-26, 2012 and approved the Sub-Subadvisory Agreement for an initial two year period, after concluding that approval of the Sub-Subadvisory Agreement was in the best interests of the Portfolio and its beneficial shareholders.
In advance of the meeting, the Board requested and received materials relating to the Sub-Subadvisory Agreement, and had the opportunity to ask questions and request further information in connection with its consideration.
In approving the Sub-Subadvisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by the Sub-Subadviser; comparable performance information; the fees paid by the Portfolio to the Co-Managers, by the Co-Managers to J.P. Morgan, and by J.P. Morgan to Security Capital; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to Security Capital. In connection with its deliberations, the Board considered information provided by the Co-Managers and Security Capital at or in advance of the meeting on September 24-26, 2012. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Sub-Subadvisory Agreement with respect to the Portfolio.
The Board determined that the overall arrangements among the Co-Managers, J.P. Morgan and Security Capital, which will serve as the Portfolio’s sub-subadviser pursuant to the terms of the Sub-Subadvisory Agreement, are appropriate in light of the services to be performed and the fee arrangement under the Sub-Subadvisory Agreement and such other matters as the Board considered relevant in the exercise of its business judgment.
The material factors and conclusions that formed the basis for the Board’s reaching its determinations to approve the Sub-Subadvisory Agreement are separately discussed below. Information regarding the Board’s approval of the subadvisory agreement between the Co-Managers and J.P. Morgan (the “Subadvisory Agreement”) was included in the Proxy Statement.
Nature, Quality, and Extent of Services
The Board received and considered information regarding the nature and extent of services provided to the Portfolio by J.P. Morgan, the Portfolio’s existing subadviser, and those that would be provided by Security Capital under the Sub-Subadvisory Agreement, noting that the nature and extent of services under the Sub-Subadvisory Agreement required Security Capital to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.
With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio managers of Security Capital. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to Security Capital. The Board noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer as to Security Capital. The Board also considered Security Capital’s experience and reputation in managing other funds and accounts with similar investment objectives and strategies.
The Board concluded that, based on the nature of the proposed services to be rendered and the background information that it reviewed about Security Capital, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by Security Capital.
Performance
The Board received and considered information regarding Security Capital’s investment performance in funds and accounts that use investment strategies similar to the one to be used by Security Capital for the Portfolio. The Board concluded that it was satisfied with the performance record of Security Capital.

Fee Rates
The Board considered the fee rates payable by the Manager to J.P. Morgan under the subadvisory agreement, and the proposed fee arrangement between J.P. Morgan and Security Capital under the Sub-Subadvisory Agreement. The Board noted that J.P. Morgan will be responsible to pay fees to Security Capital and that there will be no increase in the fees and expenses of the Portfolio or the fees paid by the Co-Managers to J.P. Morgan.
Profitability
Because the engagement of Security Capital is new, there is no historical profitability information with respect to the proposed sub-subadvisory arrangement. As a result, the Board did not consider this factor. The Board noted that it would consider the profitability information as part of future annual reviews of advisory agreements.
Economies of Scale
Because J.P. Morgan will be responsible to pay fees to Security Capital and because there will be no increase in the fees and expenses of the Portfolio or the fees paid by the Co-Managers to J.P. Morgan, the Board did not consider this factor. The Board noted that it would consider economies of scale in connection with future annual reviews of advisory agreements.
Other Benefits to the Sub-Subadviser or its Affiliates
The Board considered potential “fall out” or ancillary benefits anticipated to be received by Security Capital and its affiliates in connection with the Portfolio. The Board concluded that any potential benefits to be derived by Security Capital included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.
Conclusion
After full consideration of these factors, the Board concluded that approving the Sub-Subadvisory Agreement was in the best interests of the Portfolio and its beneficial shareholders.
Terms of the Subadvisory Agreement
The Subadvisory Agreement between the Co-Managers and J.P. Morgan is attached as Exhibit A to this Information Statement and the Sub-Subadvisory Agreement between J.P. Morgan and Security Capital is attached as Exhibit B to this Information Statement. The following summary of the Subadvisory Agreement and Sub-Subadvisory Agreement is qualified in its entirety by reference to the copies of such agreements attached as Exhibits A and B to this Information Statement.
Pursuant to the Subadvisory Agreement between the Co-Managers and J.P. Morgan, J.P. Morgan is permitted to allocate assets of the Portfolio to Security Capital. J.P. Morgan expects to allocate to Security Capital the assets that are to be invested in real estate investment trusts (“REITs”). Under normal market conditions, the Portfolio currently expects to invest approximately 0.50% to 8.50% in REITs.
Under the Sub-Subadvisory Agreement, Security Capital is compensated by J.P. Morgan (not the Co-Managers and not the Portfolio). The Sub-Subadvisory Agreement provides that, subject to the supervision of J.P. Morgan, Security Capital is responsible for managing the investment operations of a portion of the assets of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, Security Capital will provide the Co-Managers with all books and records relating to the transactions it executes and will render to the Trustees such periodic and special reports as the Board of Trustees may reasonably request.

The Subadvisory Agreement and Sub-Subadvisory Agreement will remain in full force and effect for a period of two years from the date of their execution and will continue thereafter as long as their continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board of Trustees, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (1) the Subadvisory Agreement and Sub-Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio, (2) the Subadvisory and Sub-Subadvisory Agreements will terminate immediately in the event of their assignment (within the meaning of the 1940 Act) or upon the termination of the Portfolio’s management agreement with the Co-Managers, and (3) the Subadvisory and Sub-Subadvisory Agreements may be terminated at any time by J.P. Morgan, Security Capital, or the Co-Managers, as the case may be, on not more than 60 days’ nor less than 30 days’ written notice to the other party to the relevant agreement.
The Subadvisory Agreement and Sub-Subadvisory Agreement provide that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, J.P, Morgan and Security Capital will not be liable for any act or omission in connection with their activities relating to the Portfolio.
J.P. Morgan Investment Management Inc.
J.P. Morgan is located at 270 Park Avenue, New York City, New York, 10017. The Portfolio is managed by J.P. Morgan’s Global Multi-Asset Group (“GMAG”). As of December 31, 2011, there were over 70 investment professionals within GMAG averaging over 11 years of industry experience. GMAG has been managing diversified portfolios for over 30 years. As of December 31, 2011, the group managed approximately $66 billion in assets under management.
Set forth below are the names, titles and principal occupations of the principal executive officer and the directors of J.P. Morgan. Unless otherwise indicated, the address of each individual is 270 Park Avenue, New York City, New York, 10017. None of the officers or directors of J.P. Morgan are also officers or directors of PI or ASTIS.
Name	Position with J.P. Morgan	Principal Occupations
George Gatch	Director/President	CEO/Managing Director
Catherine Ann Keating	Director	CEO/Managing Director
Joseph Azelby	Director/CIO-Global Head of Real Estate	Managing Director
Seth Bernstein	Director	Global Head of Fixed Income/Managing Director
Paul Quinsee	Director	Managing Director
Peter Schwicht	Director	Managing Director
Craig Sullivan	Director/CFO	Managing Director
Lawrence Unrein	Director/CIO-Global Head of Private Equity	Managing Director
Young, Robert	Director/COO	Managing Director
Martin Porter	CIO-Global Head of Equities & Balanced Group	Managing Director
Scott Richter	Secretary/Chief Legal Officer	Managing Director
Joseph Bertini	Chief Compliance Officer	Managing Director
J.P. Morgan Portfolio Managers for Repositioned Portfolio
Patrik Jakobson, Nicole Fazio and Neill Nuttall serve as the J.P. Morgan portfolio managers responsible for the Portfolio.
Patrik Jakobson, managing director, is a portfolio manager within the Global Multi-Asset Group (GMAG), based in New York and is responsible for balanced strategies. He is a member of the Investment Committee of the US GMAG and is a member of the Global Strategy Team, responsible for deciding asset allocation for the GMAG's balanced portfolios. An employee since 1987, Patrik has served as a portfolio manager for the firm’s global asset allocation and balanced portfolios since 1995 and has worked extensively with institutional clients on strategic asset allocation issues. He previously managed equity portfolios and worked as a research analyst specializing in the retailing industry in corporate finance. Patrik obtained a BA in Economics from Harvard University and an MBA in Finance from the Wharton School.
Nicole Fazio is Vice President and a member of the GMAG based in New York. An employee since 2003, she is currently responsible for manager research and portfolio construction. Ms. Fazio also focuses on portfolio management and implementation of tactical asset allocation strategy across GMAG’s accounts, as well as strategic asset allocation. Previously, she was a junior client portfolio manager within the group, supporting the global asset allocation and balanced portfolios. Ms. Fazio is a CFA charterholder.
Neill Nuttall, managing director, based in London is head of the Global Strategy Team (GST) responsible for deciding asset allocation for the Global Multi-Asset Group (GMAG). An employee since 1984, prior to joining the GMAG he worked for Jardine Fleming in Hong Kong as head of currency, Asian fixed income and convertible bond management, and more recently as a qualitative portfolio manager in the Currency Group in London. Previously, he worked for Standard Chartered Bank in Hong Kong and Thailand. Neill obtained a BA (Hons) in Politics from the University of Exeter.
Security Capital Research & Management Incorporated
Security Capital is part of J.P. Morgan Asset Management, which is the marketing name for the asset management businesses of JPMorgan Chase & Co. (“JPMC”), a publicly traded company, and its affiliates worldwide. Security Capital is wholly-owned by JPMorgan Asset Management Holdings Inc., which is a subsidiary of JPMC. Security Capital was incorporated in Delaware on December 30, 1996. Security Capital is registered with the SEC as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended. Security Capital manages $5.3 billion in assets (as of December 31, 2011) and employs a team of 21 professionals.
Set forth below are the names, titles and principal occupations of the principal executive officer and the directors of Security Capital. Unless otherwise indicated, the address of each individual is 10 S. Dearborm Street, Suite 1400, Chicago, Illinois, 60603. None of the officers or directors of Security Capital are also officers or directors of PI or ASTIS.
Name	Position with Security Capital	Principal Occupations
Anthony R. Manno, Jr	Director	CEO, President and Chief Investment Officer
Joseph Azelby	Director/CIO-Global Head of Real Estate	Managing Director
Steven M. Greenspan	Director	Managing Director
Security Capital Portfolio Managers for Repositioned Portfolio
Anthony R. Manno, Jr., Kenneth D. Statz and Kevin W. Bedell serve as the Security Capital portfolio managers responsible for the portion of the Portfolio allocated to Security Capital.
Anthony R. Manno, Jr. is CEO, President and Chief Investment Officer of Security Capital Research & Management Incorporated. He is Chairman, President and Managing Director of SC-Preferred Growth LLC. Prior to joining Security Capital in 1994, Mr. Manno spent 14 years with LaSalle Partners Limited as a Managing Director, responsible for real estate investment banking activities. Mr. Manno began his career in real estate finance at The First National Bank of Chicago and has 38 years of experience in the real estate investment business. He received an MBA in Finance with honors (Beta Gamma Sigma) from the University of Chicago and graduated Phi Beta Kappa from Northwestern University with a BA and MA in Economics. Mr. Manno is a Certified Public Accountant and was awarded an Elijah Watt Sells Award and is a recipient of the President's Call to Service Award, December 2008.

Kenneth D. Statz is a Managing Director and Senior Market Strategist of Security Capital Research & Management Incorporated where he is responsible for the development and implementation of portfolio investment strategy. Prior to joining Security Capital in 1995, Mr. Statz was a Vice President in the Investment Research Department of Goldman, Sachs & Co., concentrating on research and underwriting for the REIT industry. Previously, he was a REIT Portfolio Manager and a Managing Director of Chancellor Capital Management. Mr. Statz has 30 years of experience in the real estate securities industry and received an MBA and a BBA in Finance from the University of Wisconsin.
Kevin W. Bedell is a Managing Director of Security Capital Research & Management Incorporated where he directs the Investment Analysis Team, which provides in-depth proprietary research on publicly listed companies. Prior to joining Security Capital in 1996, Mr. Bedell spent nine years with LaSalle Partners Limited where he was Equity Vice President and Portfolio Manager, with responsibility for strategic, operational and financial management of a private real estate investment trust with commercial real estate investments in excess of $1 billion. Mr. Bedell has 29 years of experience in the real estate securities industry and received an MBA in Finance from the University of Chicago and a BA from Kenyon College.
Custodian
BNY Mellon, One Wall Street, New York, New York 10286, serves as Custodian for the Portfolio’s securities and cash, and, in that capacity, maintains certain financial accounting books and records pursuant to an agreement with AST. Sub-custodians provide custodial services for any foreign assets held outside the United States.
Transfer Agent and Shareholder Servicing Agent
PMFS, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Portfolio. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives compensation and is reimbursed for its sub-transfer agent expenses which include an annual fee and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.
PMFS serves as a sub-transfer agent to AST. PMFS has contracted with BNY Mellon to provide certain administrative functions to the Transfer Agent. PMFS will compensate BNY Mellon for such services.
Distribution
AST has no principal underwriter or distributor. AST sells its shares directly to insurance company separate accounts that support variable annuity and variable life insurance contracts.
Brokerage
The Portfolio paid the following commissions to affiliated broker dealers for the fiscal year ended December 31, 2011:
Portfolio	Amount Paid
AST Horizon Growth Asset Allocation Portfolio (now known as the AST J.P. Morgan Global Thematic Portfolio)	None
Shareholder Proposals
The Trust, as a Massachusetts business trust, is not required to hold annual meetings of shareholders and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Annual and Semi-Annual Reports
The Trust’s annual and semi-annual reports are sent to shareholders. Only one report is delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Trust’s most recent annual and semi-annual reports may be obtained without charge by writing the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free).
Shareholder Information
Information on the share ownership of the Portfolio is set forth in Exhibit C to this Information Statement.
Deborah A. Docs
Secretary
Dated: November 15, 2012

EXHIBIT A
ADVANCED SERIES TRUST
AST J.P. Morgan Global Thematic Portfolio
SUBADVISORY AGREEMENT
Agreement made as of this 12th day of July, 2012 among Prudential Investments LLC (PI), a New York limited liability company and AST Investment Services, Inc. (ASTISI), a Maryland corporation (together, the Co-Managers), and J.P. Morgan Investment Management Inc. (J.P. Morgan or the Subadviser).
WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust, a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI and ASTISI act as Co-Managers of the Trust; and
WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and the series referred to Schedule A hereto (the Portfolio or referred to individually and collectively, with the Trust, as the Trust), to manage such portion of the Portfolio as the Co-Managers shall from time to time direct, to allocate and re-allocate the assets of the Portfolio allocated to it by the Co-Managers between itself and any affiliated adviser (the Sub-subadviser) retained to provide advisory services to the Portfolio pursuant to an agreement approved by the Board of Trustees of the Trust (the Sub-subadvisory Agreement), and the Subadviser is willing to render such investment advisory services.
NOW, THEREFORE, the Parties agree as follows:
1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust’s portfolio as delegated to the Subadviser by the Co-Managers from time to time, including the purchase, retention and disposition thereof, in accordance with the Trust’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:
(i) The Subadviser may allocate some, all, or none of the assets allocated to it by the Co-Managers to the Sub-subadviser for management pursuant to the Sub-subadvisory Agreement. The Subadviser shall retain responsibility to the Portfolio and the Co-Managers for all assets allocated to it, including any assets managed by the Sub-subadviser. The Subadviser, or the Sub-subadviser subject to the oversight of the Subadviser, shall determine what investments and securities will be purchased, retained, sold, or loaned by the Portfolio, and what portion of the assets will be invested or held uninvested as cash.
(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-Laws of the Trust, the Prospectus of the Trust, provided from time to time to the Subadviser by the Co-Managers (collectively, the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust that are not inconsistent with the Trust Documents, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust’s compliance, and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”),including, without limitation, Section 817 of the Code and the U.S. Treasury regulations promulgated thereunder, and all other applicable federal laws and regulations. In addition, the Co-Managers may inform the Subadviser in writing of the requirements of certain state laws or regulations applicable to the Trust (“State Requirements”). The Subadviser agrees to manage the portion of the Trust’s assets under its supervision in conformance with such State Requirements. In connection with its management of Trust assets, the Subadviser shall, among other things, assist the Co-Managers with the preparation and filing of such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents.

(iii) The Subadviser shall determine the securities, derivative instruments and other investments to be purchased or sold and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker or dealer affiliated with the Co-Managers or the Subadviser) as it determines in its discretion subject to the requirements of this paragraph. In executing transactions for the Trust and selecting brokers, dealers and futures commission merchants, the Sub-Adviser will use its best efforts to seek on behalf of the Trust the best overall terms available. Within the framework of this policy, the Subadviser shall consider all the factors that it deems relevant including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker, dealer, or futures commission merchant, the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis and the research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser) who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Co-Managers or Subadviser determine(s) in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it or an affiliate may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act). The Co-Managers hereby acknowledge receipt of the current best execution policy of Subadviser’s London branch and consent to Subadviser following such policy. Subadviser shall provide the Co-Managers with updated versions of such policy as it may be amended, supplemented, or modified from time to time. Subject to the requirements of U.S. laws rules, and regulations, including, without limitation, the 1940 Act and the Investment Advisers Act of 1940, as amended (the Advisers Act), and the rules thereunder, the Co-Managers agree that the Subadviser’s London branch may follow the then-current version of such best execution policy in managing the portion of the Trust’s assets assigned to it. In addition, the Co-Managers agree that in managing the portion of the Trust’s assets assigned to it, the Subadviser’s London branch may execute trades in markets that are not “regulated markets” as that term is defined in the “Markets in Financial Instruments Directive” and may utilize a multilateral trading facility.
On occasions when the Subadviser deems the purchase or sale of a security, derivatives instrument or other investment to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, derivative instruments and other investments to be sold or purchased. In such event, allocation of the securities, derivatives instruments and other investments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients. The Co-Managers recognize that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Trust.
(iv) The Subadviser shall maintain all books and records with respect to the Trust’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust’s Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust’s securities.
(v) The Subadviser or an affiliate shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the portion of the Trust’s assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a “manager-of-managers” style, the Co-Managers will, among other things, (i)  continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii)  periodically make recommendations to the Trust’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.
(vii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust’s portfolio or any other transactions of Trust assets; provided, however, that Subadviser may consult with the Sub-subadviser. (b) The Subadviser shall keep the Trust’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser’s services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will surrender promptly to the Trust any of such records upon the Trust’s request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.
(c) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to comply with the 1940 Act, the Advisers Act, other applicable federal regulations and State Requirements.
(d) Upon request, the Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with the performance of this Agreement and any reports prepared for external distribution in accordance with the compliance procedures maintained pursuant to paragraph 1(c) hereof as the Co-Managers may reasonably request.
(e) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the portion of the Portfolio it manages, subject to such reporting and other requirements as shall be established by the Co-Managers.
(f) The Subadviser agrees to provide reasonable assistance to the Co-Managers or the Trust's Custodian in determining the value of any portfolio security. Such reasonable assistance shall include (but is not limited to): (i)  upon the request of the Co-Managers or the Trust's Custodian, assisting in obtaining bids and offers or quotes from broker/dealers or market-makers with respect to portfolio securities; and (ii) notifying the Co-Managers in the event the Subadviser has reason to believe that the price it has received for a portfolio security held by the Portfolio does not appear to reflect corporate actions, news, significant events or such security otherwise requires review to determine if fair valuation may be necessary under the Trust’s valuation procedures. Upon reasonable request from the Co-Managers, the Subadviser shall make its employees and officers reasonably available for consultation with the valuation committee of the Trust or the Co-Managers to assist it in its valuation of the securities of the Trust as the valuation committee or the Co-Managers may request from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.
2. (a) The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).
(b) The Co-Managers acknowledge that all services provided by the Subadviser through its London Branch under the Agreement are provided on the basis that the Co-Managers and the Trust are considered to be “Professional Clients” by Subadviser within the meaning of the U.K. Financial Services Authority’s rules
3. For the services provided and the expenses assumed by the Subadviser pursuant to this Agreement and by the Sub-subadviser pursuant to the Sub-subadvisory Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust’s average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers' receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers. The Subadviser agrees and acknowledges that if the Co-Managers pay the entire amount of the subadvisory fee contemplated under Schedule A to this Agreement to the Subadviser, then: (i) the Subadviser (and not the Co-Managers) shall be responsible for paying any and all compensation to the Sub-subadviser; and (ii) the Subadviser’s liability to the Co-Managers under this Agreement shall not be affected in any way whatsoever by any delegation of services by the Subadviser to the Sub-subadviser.
4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a direct result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a direct result of the Subadviser’s or the Sub-subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. Neither the Co-Managers nor the Subadviser shall be liable for special, consequential or incidental damages.
5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event to the Co-Managers before the anticipated event is a matter of public record.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTISI); (2) to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 575 Washington Boulevard, Floor 10, Jersey City, N.J. 07310-1616, Attention: Scott Moritz.
6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.
7. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Subadviser or the Sub-subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.
8. Subadviser agrees that, for so long as Subadviser is the sole subadviser of any series of the Trust, the name “J.P. Morgan” may be used in the name of such series and that such use of the name “J.P. Morgan” may include use of the name in related fund and variable insurance product prospectuses, reports, and sales and marketing materials used by the Co-Managers and/or their affiliates. Upon termination of this Agreement, new uses of the name of J. P. Morgan (or any derivative or logo) by the Co-Managers and/or their affiliates in such types of materials shall promptly cease. Notwithstanding the foregoing, the Subadviser agrees that such fund and variable insurance product prospectuses, reports, and sales and marketing materials containing the name of J. P. Morgan (or any derivative or logo) that had been published and distributed prior to the termination of the Agreement may continue to be used by the Co-Managers and/or their affiliates after the termination of this Agreement. Co-Managers acknowledge that the name J.P. Morgan is the property of the Subadviser for copyright and other purposes.
9. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.
10. This Agreement shall be governed by the laws of the State of New York.
11. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.
12. (a) Except where prohibited by applicable law or regulation, the Subadviser may perform any or all of the services contemplated hereunder, including but not limited to managing a portion of the assets of the Portfolio and placing orders for the purchase and sale of portfolio securities or other investments, directly or through such of its affiliated persons (as defined in the 1940 Act), as the Subadviser shall determine; provided, however, that performance of such services through such subsidiaries or other affiliates shall have been approved, at the intervals required by the 1940 Act and in conformity with the requirements of the 1940 Act. The Subadviser may employ an unaffiliated third party to perform any accounting, administrative, reporting, and ancillary services required to enable the Subadviser to perform its functions under this Agreement. Notwithstanding anything herein to the contrary, the Subadviser's liability to the Co-Managers under this Agreement shall not be affected in any way whatsoever by any delegation of services by the Subadviser to any “affiliated person” of the Subadviser or any unaffiliated third party.

(b) Notwithstanding any other provision of the Agreement, the Subadviser: (i) may provide information about the Co-Managers and the Trust to any “affiliated person” of the Subadviser or any unaffiliated third party for purposes of this Section 12; (ii) will act in good faith and with due diligence in the selection, use, and monitoring of such “affiliated persons” of the Subadviser and/or unaffiliated third parties; and (iii) shall ensure that any “affiliated person” of the Subadviser or unaffiliated third party to which services have been delegated hereunder is subject to confidentiality and non-disclosure obligations that are substantially similar to the confidentiality and non-disclosure obligations to which the Subadviser is subject with respect to the Trust .
13. Termination of this Agreement will be without prejudice to the completion of any transaction already initiated. On, or after, the effective date of termination of this Agreement, the Subadviser shall be entitled, without prior notice to the Co-Managers, to direct the Custodian to retain and/or realize any assets of the Trust as may be required to settle transactions already initiated. Following the date of effective termination of this Agreement, any new transactions will only be executed by mutual agreement between the Co-Managers and the Subadviser.
14 (a) Neither the Co-Managers nor the Subadviser shall disclose information of a confidential nature acquired in consequence of this Agreement, except for information which they may be entitled or bound to disclose by law, regulation, regulatory requirement or which is disclosed to their advisers where reasonably necessary for the performance of their professional services or, in the case of the Subadviser, as permitted in accordance with clauses 12 and 14(b).
(b) Notwithstanding anything in this Agreement to the contrary, to the extent that any market counterparty with whom the Subadviser deals requires information relating to the Trust (including, but not limited to, the identity of the Co-Managers and market value of the Trust), the Subadviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Co-Managers or the Trust in accordance with the terms of this Agreement.
15. To help the government fight the funding of terrorism and money laundering activities, Subadviser has adopted a Customer Identification Program, (“CIP”) pursuant to which Subadviser is required to obtain, verify and maintain records of certain information relating to its clients. In order to facilitate Subadviser’s compliance with its CIP, the Co-Managers hereby represent and warrant that (i) they have provided the Subadviser with the Trust’s taxpayer identification number or other government issued identification number, (ii) all documents provided to Subadviser are true and accurate as of the date hereof, and (iii) the Co-Managers agree to provide to Subadviser such other information and documents that Subadviser requests in order to comply with Subadviser’s CIP.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.
PRUDENTIAL INVESTMENTS LLC
By: /s/ Timothy Cronin
Name: Timothy Cronin
Title: Senior Vice President
AST INVESTMENT SERVICES, INC.
By: /s/ Timothy Cronin
Name: Timothy Cronin
Title: Senior Vice President
J. P. MORGAN INVESTMENT MANAGEMENT INC.
By: /s/ Scott Moritz
Name: Scott Moritz
Title: Vice President

SCHEDULE A
ADVANCED SERIES TRUST
AST J.P. Morgan Global Thematic Portfolio
As compensation for services provided by JP Morgan, Prudential Investments LLC and AST Investment Services, Inc. will pay JP Morgan a fee equal, on an annualized basis, to the following:
Portfolio Name	Advisory Fee
AST J. P. Morgan Global Thematic Portfolio	0.35% of average daily net assets to $600 million; and 0.32% of average daily net assets over $600 million
Dated as of July 12, 2012.

EXHIBIT B
ADVANCED SERIES TRUST
AST J.P. Morgan Global Thematic Portfolio
SUB-SUBADVISORY AGREEMENT
Agreement made as of this 27th day of September, 2012 between J.P. Morgan Investment Management Inc., (Subadviser), a Delaware corporation, and Security Capital Research & Management Incorporated (Security Capital).
WHEREAS, Prudential Investments LLC (PI) and AST Investment Services, Inc. (ASTISI), (together, the Co-Managers) have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust, a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI and ASTISI act as Co-Managers of the Trust and
WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, have entered into a Subadvisory Agreement (the Subadvisory Agreement) with Subadviser pursuant to which Subadviser provides investment advisory services to the Trust and the series referred to in Schedule A hereto (the Portfolio or referred to individually and collectively, with the Trust, as the Trust) and manages such portion of the Portfolio as the Co-Managers shall from time to time direct;
WHEREAS, the Subadviser, acting pursuant to the Subadvisory Agreement, desires to delegate to Security Capital the investment management of such portion of the Portfolio managed by the Subadviser pursuant to the Subadvisory Agreement as the Subadviser shall from time to time direct; and Security Capital is willing to render such investment management services; and
NOW, THEREFORE, the Parties agree as follows:
1. (a) Subject to the supervision of the Subadviser, Security Capital shall manage such portion of the Portfolio as delegated to Security Capital by the Subadviser from time to time, including the purchase, retention and disposition thereof, in accordance with the Trust’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:
(i) Security Capital shall manage such portion of the Portfolio's investments as the Subvadviser shall direct from time to time, and, subject to the oversight of the Subadviser and the Co-Managers, shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.
(ii) In the performance of its duties and obligations under this Agreement, Security Capital shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-Laws of the Trust, the Prospectus of the Trust, provided from time to time to Subadviser by the Co-Managers and to Security Capital by the Subadviser (collectively, the Trust Documents) and with the instructions and directions of the Co-Managers and the Subadviser, that are not inconsistent with the Trust Documents, co-operate with the personnel of the Co-Managers and the Subadviser responsible for monitoring the Trust’s compliance, and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), including, without limitation, Section 817 of the Code and the U.S. Treasury regulations promulgated thereunder, and all other applicable federal laws and regulations. In addition, the Subadviser may inform Security Capital in writing of the requirements of certain state laws or regulations applicable to the Trust (“State Requirements”) identified to the Subadviser by the Co-Managers. Security Capital agrees to manage the portion of the Trust’s assets under its supervision in conformance with such State Requirements. The Subadviser shall provide Security Capital timely with copies of any updated Trust Documents received from the Co-Managers.

(iii) Security Capital shall determine the securities, derivative instruments and other investments to be purchased or sold by such portion of the Portfolio, as applicable, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker or dealer affiliated with the Subadviser, the Co-Managers or Security Capital) as it determines in its discretion subject to the requirements of this paragraph. In executing transactions for the Trust and selecting brokers, dealers and futures commission merchants, Security Capital will use its best efforts to seek on behalf of the Trust the best overall terms available. Within the framework of this policy, Security Capital shall consider all the factors that it deems relevant including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker, dealer, or futures commission merchant, the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis and the research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which Security Capital’s other clients may be a party. The Subadviser, the Co-Managers (or Security Capital) each shall have discretion to effect investment transactions for the Trust through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Co-Managers, the Subadviser or Security Capital) who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadviser, the Co-Managers or Security Capital determine(s) in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Subadviser, the Co-Managers (or Security Capital) with respect to the Trust and other accounts as to which they or it or an affiliate may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act).
On occasions when Security Capital deems the purchase or sale of a security, derivatives instrument or other investment to be in the best interest of the Trust as well as other clients of Security Capital, Security Capital, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, derivative instruments and other investments to be sold or purchased. In such event, allocation of the securities, derivatives instruments and other investments so purchased or sold, as well as the expenses incurred in the transaction, will be made by Security Capital in the manner Security Capital considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients. The Subadviser recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Trust.
(iv) Security Capital shall maintain all books and records with respect to the Trust’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Subadviser for delivery to the Trust’s Board of Trustees such periodic and special reports as the Trustees may reasonably request. Security Capital shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust’s securities.
(v) Security Capital or an affiliate shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the portion of the Trust’s assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.
(vi) The investment management services provided by Security Capital hereunder are not to be deemed exclusive, and Security Capital shall be free to render similar services to others. Conversely, Security Capital understands and agrees that if the Co-Managers manage the Trust in a “manager-of-managers” style, the Co-Managers will, among other things, (i)  continually evaluate the performance of the Subadviser, including Security Capital’s performance, through quantitative and qualitative analysis and consultations with the Subadviser, (ii)  periodically make recommendations to the Trust’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. Security Capital recognizes that Subadviser’s services may be terminated or modified pursuant to this process. This Agreement will terminate automatically upon the termination of the Management Agreement or the Subadvisory Agreement.
(vii) Security Capital acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and Security Capital hereby agrees that it shall not consult with any subadviser to the Trust other than Subadviser with respect to transactions in securities for the Trust’s portfolio or any other transactions of Trust assets.
(b) Security Capital shall keep the Trust’s books and records required to be maintained by Security Capital pursuant to paragraph 1(a) (iv) hereof and shall timely furnish to the Subadviser for delivery to the Co-Managers all information relating to Security Capital’s services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. Security Capital agrees that all records which it maintains for the Trust are the property of the Trust, and Security Capital will surrender promptly to the Trust any of such records upon the Trust’s request, provided, however, that Security Capital may retain a copy of such records. Security Capital further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.
(c) In connection with its duties under this Agreement, Security Capital agrees to maintain adequate compliance procedures to comply with the 1940 Act, the Investment Advisers Act of 1940, other applicable federal regulations and State Requirements.
(d) Upon request, Security Capital shall furnish to the Subadviser for delivery to the Co-Managers copies of all records prepared in connection with the performance of this Agreement and any reports prepared for external distribution in accordance with the compliance procedures maintained pursuant to paragraph 1(c) hereof as the Co-Managers may reasonably request.
(e) Security Capital shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the portion of the Portfolio it manages, subject to such reporting and other requirements as shall be established by the Co-Managers.
(f) Security Capital agrees to provide reasonable assistance to the Co-Managers or the Trust's Custodian in determining the value of any portfolio security. Such reasonable assistance shall include (but is not limited to): (i)  upon the request of the Co-Managers or the Trust's Custodian, assisting in obtaining bids and offers or quotes from broker/dealers or market-makers with respect to portfolio securities; and (ii) notifying the Co-Managers and the Subadviser in the event Security Capital has reason to believe that the price it has received for a portfolio security held by the Trust does not appear to reflect corporate actions, news, significant events or such security otherwise requires review to determine if fair valuation may be necessary under the Trust’s valuation procedures. Upon reasonable request from the Co-Managers, Security Capital shall make its employees and officers reasonably available for consultation with the valuation committee of the Trust or the Co-Managers to assist it in its valuation of the securities of the Trust as the valuation committee or the Co-Managers may request from time to time, including, as appropriate, making available information of which Security Capital has knowledge related to the securities being valued.
2. The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s, including Security Capital’s, performance of its duties under this Agreement. The Subadviser shall provide (or cause the Trust’s custodian to provide) timely information that it has received from the Co-Managers to Security Capital regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, including Security Capital, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for Security Capital to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Security Capital).

3. For the services provided and the expenses assumed by Security Capital pursuant to this Agreement, the Subadviser shall pay Security Capital as full compensation therefor, a fee equal to the percentage of the Trust’s average daily net assets of the portion of the Trust managed by Security Capital as agreed upon by Subadviser and Security Capital from time to time. Liability for payment of compensation by the Subadviser to Security Capital under this Agreement is contingent upon the Subadviser’s receipt of payment from the Co-Managers for investment management services described under the Subadvisory Agreement.
4. Security Capital shall not be liable for any error of judgment or for any loss suffered by the Subadviser, the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on Security Capital’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers, the Trust or the Subadviser may have against Security Capital under federal or state securities laws. The Subadviser shall indemnify Security Capital, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a direct result of the Subadviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. Security Capital shall indemnify the Co-Managers and the Subadviser, and their affiliated persons and officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a direct result of Security Capital’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. Neither the Subadviser nor Security Capital shall be liable for special, consequential or incidental damages.
5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, or the Subadviser or Security Capital at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement or the Subadvisory Agreement. Security Capital agrees that it will promptly notify the Subadviser, and the Co-Managers of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of Security Capital; provided that Security Capital need not provide notice of such an anticipated event to the Co-Managers before the anticipated event is a matter of public record.
Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Subadviser at 575 Washington Boulevard, Floor 10, Jersey City, N.J. 07310-1616 Attention: Scott Moritz or (2) to Security Capital at 10 South Dearborn, Floor 14, Chicago, IL 60603-2300, Attention: Bob Culver.
6. Nothing in this Agreement shall limit or restrict the right of any of Security Capital’s directors, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict Security Capital’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.
7. During the term of this Agreement, the Subadviser agrees to furnish Security Capital at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to Security Capital in any way that Subadviser has received from the Co-Managers, prior to use thereof and to notify the Co-Managers not to use material if Security Capital reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to Security Capital hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

8. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.
9. This Agreement shall be governed by the laws of the State of New York.
10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.
12. (a) Except where prohibited by applicable law or regulation, Security Capital may employ a third party (including an affiliate of Security Capital) to perform any accounting, administrative, reporting, and ancillary services required to enable Security Capital to perform its functions under this Agreement. Notwithstanding anything herein to the contrary, Security Capital's liability to the Trust, the Co-Managers or the Subadviser under this Agreement shall not be affected in any way whatsoever by any delegation of services by Security Capital to any third party.
(b) Notwithstanding any other provision of the Agreement, Security Capital: (i) may provide information about the Subadviser, the Co-Managers and the Trust to any third party for purposes of this Section 12; (ii) will act in good faith and with due diligence in the selection, use, and monitoring of such third parties; and (iii) shall ensure that any third party to which services have been delegated hereunder is subject to confidentiality and non-disclosure obligations that are substantially similar to the confidentiality and non-disclosure obligations to which Security Capital is subject with respect to the Trust .
13. Termination of this Agreement will be without prejudice to the completion of any transaction already initiated. On, or after, the effective date of termination of this Agreement, Security Capital shall be entitled, without prior notice to the Subadviser, to direct the Custodian to retain and/or realize any assets of the Trust as may be required to settle transactions already initiated. Following the date of effective termination of this Agreement, any new transactions will only be executed by mutual agreement between the Subadviser and the Security Capital.
14 (a) Neither the Subadviser nor Security Capital shall disclose information of a confidential nature acquired in consequence of this Agreement, except for information which they may be entitled or bound to disclose by law, regulation, regulatory requirement or which is disclosed to their advisers where reasonably necessary for the performance of their professional services or, in the case of Security Capital, as permitted in accordance with clauses 12 and 14(b).
(b) Notwithstanding anything in this Agreement to the contrary, to the extent that any market counterparty with whom Security Capital deals requires information relating to the Trust (including, but not limited to, the identity of the Co-Managers and market value of the Trust), Security Capital shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Subadviser, the Co-Managers or the Trust in accordance with the terms of this Agreement.
15. To help the government fight the funding of terrorism and money laundering activities, Security Capital has adopted a Customer Identification Program, (“CIP”) pursuant to which Security Capital is required to obtain, verify and maintain records of certain information relating to its clients. In order to facilitate Security Capital’s compliance with its CIP, the Subadviser hereby represents and warrants that (i) it has provided Security Capital with the Trust’s taxpayer identification number or other government issued identification number, (ii) the Subadviser agrees to provide to Security Capital such other information and documents that Security Capital requests in order to comply with Security Capital’s CIP.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.
J.P. MORGAN INVESTMENT MANAGEMENT INC.
By: /s/ Scott Moritz
Name: Scott Moritz
Title: Vice President
SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED
By: /s/ Anthony R. Manno, Jr.
Name: Anthony R. Manno, Jr.
Title: President & CEO

EXHIBIT C
SHAREHOLDER INFORMATION
As of October 31, 2012, the Trustees and officers of Advanced Series Trust, as a group, owned less than 1% of the outstanding shares of the Portfolio.
As of October 31, 2012, the owners, directly or indirectly, of more than 5% of the outstanding shares of the Portfolio were as follows:
Name & Address of Beneficial Owner	Shares Owned (%)
Pruco Life Insurance Company, Plaz Annuity 213 Washington St., Newark, NJ 07102	138,006,104.314/65.2013%
Pru Annuity Distributor Inc 213 Washington St., Newark, NJ 07102	665,351,477.26/29.9949%